UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 30, 2006
                                                          --------------


                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                           0-31565              06-1377322
---------------------------------   ------------------------  ------------------
(State or other jurisdiction         Commission File Number    (I.R.S. Employer
of incorporation or organization)                            Identification No.)



                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (516) 683-4100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                           CURRENT REPORT ON FORM 8-K
                           --------------------------


ITEM 8.01      Other Events
               ------------

               On March 30, 2006, New York Community Bancorp, Inc. (the "Company") issued a press release announcing that its prospective acquisition of Atlantic Bank of New York was approved by the Board of Governors of the Federal Reserve System. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.


ITEM 9.01      Financial Statements and Exhibits
               ---------------------------------

      (c) Attached as Exhibit 99.1 is the press release issued by the Company on March 30, 2006.

                                    SIGNATURE
                                    ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 30, 2006                            NEW YORK COMMUNITY BANCORP, INC.
-----------------
     Date
                                          /s/ Thomas R. Cangemi
                                          --------------------------------------
                                          Thomas R. Cangemi
                                          Senior Executive Vice President and
                                          Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


99.1       Press release issued by the Company on March 30, 2006.